UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section240.14a-12

NOVA VISION ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVA VISION ACQUISITION CORP.

2 Havelock Road #07-12
Singapore 059763

TO THE SHAREHOLDERS OF NOVA VISION ACQUISITION CORP.:

As you know, Nova Vision Acquisition Corp. (the “Nova Vision,” “NOVA,” “we,” “our,” or “us”) previously announced an extraordinary general meeting (the “Extraordinary General Meeting”) for the purposes of considering and voting upon (i) approval of the Redomestication Merger and the Plan and Articles of Merger (as defined below), which we refer to as the “Redomestication Merger Proposal” or “Proposal No. 1;” (ii) approval of the Acquisition Merger, which we refer to as the “Acquisition Merger Proposal” or “Proposal No. 2;” (iii) approval, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance of up to an aggregate of 6,400,000 PubCo Ordinary Shares in connection with the Business Combination and related financings, which we refer to as the “Nasdaq Proposal” or “Proposal No. 3;” (iv) approval of the Governance Proposal, which we refer to as the “Governance Proposal” or “Proposal No. 4;” approval of PubCo’s 2024 Equity Incentive Plan, which we refer to as the “Incentive Plan Proposal” or “Proposal No. 5.;” approval to delete, in its entirety, Regulation 23.5(c) of NOVA’s third amended and restated articles of association, which currently restricts consummation of a shareholder redemption offer in connection with a business combination if the redemptions made pursuant to such offer would cause NOVA to have net tangible assets of less than US$5,000,001 prior to or upon consummation of a business combination (the “NTA Requirement”), in order to expand the methods that NOVA may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission, which we refer to as the “NTA Requirement Amendment Proposal” or “Proposal No. 6;” and approval to adjourn the Extraordinary General Meeting under certain circumstances, which is more fully described in the accompanying proxy statement/prospectus, which we refer to as the “Adjournment Proposal” or “Proposal No. 7.” On or about August 22, 2024, we mailed to you a proxy statement relating to the Extraordinary General Meeting. The purpose of this document is to supplement the Proxy Statement with certain new and/or revised information (the “Proxy Supplement”) as follows:

Our Board of Directors has decided to postpone the Extraordinary General Meeting until September 12, 2024 at 10:00 a.m. Eastern Time in order to provide additional time to solicit proxies to approve the proposals. The Extraordinary General Meeting will be held virtually using the following dial-in information:

US Toll Free	+1 866 213 0992
Hong Kong Toll	+852 2112 1888
Participant Passcode	2910077#

Except as set forth herein, all other information in the Proxy Statement remains unchanged. If you have previously-submitted a proxy or tendered your shares for redemption in accordance with the procedures set forth in the Proxy Statement and you do not wish to make any changes, you do not need to do anything further.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY.

Whether or not you plan to participate in the virtual Extraordinary General Meeting , please complete, date, sign and return the enclosed proxy card without delay, or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Extraordinary General Meeting no later than the time appointed for the Extraordinary General Meeting or adjourned meeting. Voting by proxy will not prevent you from voting your ordinary shares online if you subsequently choose to participate in the Extraordinary General Meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Extraordinary General Meeting, you must obtain a proxy issued in your name from that record. Only shareholders of record at the close of business on the record date may vote at the Extraordinary General Meeting or any adjournment or postponement thereof.

This Proxy Supplement is Dated August 26, 2024

August 26, 2024	By Order of the Board of Directors

/s/ Eric Ping Hang Wong
Chief Executive Officer

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

NOVA VISION ACQUISITION CORP

September 12, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST September 11, 2024.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Extraordinary General Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24581

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

091224

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

FOR AGAINST ABSTAIN

1. the merger of Nova Vision Acquisition Corporation ("Nova Vision") with and into Real Messenger Corporation, a Cayman Islands company and wholly owned subsidiary of Nova Vision ("PubCo"), with PubCo surviving the merger, be approved and authorized in all respects and that the Plan and Articles of Merger, a copy of which is included as Annex A3 to the accompanying proxy statement/prospectus, and any and all transactions provided for in the Plan and Articles of Merger, be and is hereby authorized in all respects. We refer to this merger as the Redomestication Merger. This proposal is referred to as the Redomestication Merger Proposal or Proposal No. 1. ☐ ☐ ☐

FOR AGAINST ABSTAIN

2. the merger of RM2 Limited, a Cayman Islands company and wholly owned subsidiary of PubCo ("Merger Sub"), into Real Messenger Holdings Limited, a Cayman Islands Company ("RM"), resulting in RM surviving the merger and becoming a wholly owned subsidiary of PubCo be approved and authorized in all respects and that PubCo's board of directors be and is hereby authorized to take any such actions as may be necessary to complete the merger. We refer to this merger as the Acquisition Merger. This proposal is referred to as the Acquisition Merger Proposal or Proposal. ☐ ☐ ☐

FOR AGAINST ABSTAIN

3. for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance of up to an aggregate of 9,455,665 PubCo Ordinary Shares by PubCo as the surviving entity in connection with the Business Combination be approved and authorized in all respects. We refer this proposal as the Nasdaq Proposal or Proposal No. 3. ☐ ☐ ☐

FOR AGAINST ABSTAIN

4. at the effective time of the Redomestication Merger, the amendment and restatement of the memorandum and articles of association of PubCo by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of PubCo (as the surviving entity) in the form attached to this proxy statement/prospectus as Annex B. We refer this proposal as the Governance Proposal or Proposal No. 4. ☐ ☐ ☐

FOR AGAINST ABSTAIN

5. the Incentive Plan be and is hereby approved for adoption by PubCo as the surviving entity of the Redomestication Merger with effect from the closing of the Business Combination. We refer this proposal as to approve the Incentive Plan to as the Incentive Plan Proposal or Proposal No. 5. ☐ ☐ ☐

FOR AGAINST ABSTAIN

6. Regulation 23.5(c) of Nova Vision's third amended and restated articles of association be and is hereby deleted in its entirety in order to expand the methods that NOVA may employ to not become subject to the "penny stock" rules of the Securities and Exchange Commission. This Proposal is referred to as the NTA Requirement Amendment Proposal or Proposal No. 6. ☐ ☐ ☐

FOR AGAINST ABSTAIN

7. the Extraordinary General Meeting be adjourned to a later date or dates to be determined by the chairman of the Extraordinary General Meeting as necessary, including without limitation (a) to permit further solicitation and vote of proxies in the event Nova Vision does not receive the requisite shareholder vote to approve any of the above Proposals; (b) to the extent necessary, to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to Nova Vision shareholders, or (c) if, as of the time for which the Extraordinary General Meeting is scheduled, there are insufficient Nova Vision Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Extraordinary General Meeting. This proposal is called the Adjournment Proposal or Proposal No. 7. ☐ ☐ ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Extraordinary General Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the Proposals.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

NOVA VISION ACQUISITION CORP.

September 12, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24581

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

091224

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

FOR AGAINST ABSTAIN

1. the merger of Nova Vision Acquisition Corporation ("Nova Vision") with and into Real Messenger Corporation, a Cayman Islands company and wholly owned subsidiary of Nova Vision ("PubCo"), with PubCo surviving the merger, be approved and authorized in all respects and that the Plan and Articles of Merger, a copy of which is included as Annex A3 to the accompanying proxy statement/prospectus, and any and all transactions provided for in the Plan and Articles of Merger, be and is hereby authorized in all respects. We refer to this merger as the Redomestication Merger. This proposal is referred to as the Redomestication Merger Proposal or Proposal No. 1. ☐ ☐ ☐

FOR AGAINST ABSTAIN

2. the merger of RM2 Limited, a Cayman Islands company and wholly owned subsidiary of PubCo ("Merger Sub"), into Real Messenger Holdings Limited, a Cayman Islands Company ("RM"), resulting in RM surviving the merger and becoming a wholly owned subsidiary of PubCo be approved and authorized in all respects and that PubCo's board of directors be and is hereby authorized to take any such actions as may be necessary to complete the merger. We refer to this merger as the Acquisition Merger. This proposal is referred to as the Acquisition Merger Proposal or Proposal. ☐ ☐ ☐

FOR AGAINST ABSTAIN

3. for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance of up to an aggregate of 9,455,665 PubCo Ordinary Shares by PubCo as the surviving entity in connection with the Business Combination be approved and authorized in all respects. We refer this proposal as the Nasdaq Proposal or Proposal No. 3. ☐ ☐ ☐

FOR AGAINST ABSTAIN

4. at the effective time of the Redomestication Merger, the amendment and restatement of the memorandum and articles of association of PubCo by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of PubCo (as the surviving entity) in the form attached to this proxy statement/prospectus as Annex B. We refer this proposal as the Governance Proposal or Proposal No. 4. ☐ ☐ ☐

FOR AGAINST ABSTAIN

5. the Incentive Plan be and is hereby approved for adoption by PubCo as the surviving entity of the Redomestication Merger with effect from the closing of the Business Combination. We refer this proposal as to approve the Incentive Plan to as the Incentive Plan Proposal or Proposal No. 5. ☐ ☐ ☐

FOR AGAINST ABSTAIN

6. Regulation 23.5(c) of Nova Vision's third amended and restated articles of association be and is hereby deleted in its entirety in order to expand the methods that NOVA may employ to not become subject to the "penny stock" rules of the Securities and Exchange Commission. This Proposal is referred to as the NTA Requirement Amendment Proposal or Proposal No. 6. ☐ ☐ ☐

FOR AGAINST ABSTAIN

7. the Extraordinary General Meeting be adjourned to a later date or dates to be determined by the chairman of the Extraordinary General Meeting as necessary, including without limitation (a) to permit further solicitation and vote of proxies in the event Nova Vision does not receive the requisite shareholder vote to approve any of the above Proposals; (b) to the extent necessary, to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to Nova Vision shareholders, or (c) if, as of the time for which the Extraordinary General Meeting is scheduled, there are insufficient Nova Vision Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Extraordinary General Meeting. This proposal is called the Adjournment Proposal or Proposal No. 7. ☐ ☐ ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Extraordinary General Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the Proposals.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOVA VISION ACQUISITION CORP.

PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS – 10:00 A.M. EASTERN TIME, ON SEPTEMBER 12, 2024

The undersigned hereby appoints Eric Ping Hang Wong and Wing-Ho Ngan, individually, each with full power of substitution, as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the "Extraordinary General Meeting") of Nova Vision Acquisition Corp., to be held on September 12, 2024 at 10 a.m. Eastern Time virtually using the following dial-in information: US Toll Free +1 866 213 0992 Hong Kong Toll +852 2112 1888 Participant Passcode 2910077#, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated August 19, 2024 (the "Notice"), a copy of which has been received by the undersigned, as follows:

(Continued and to be signed on the reverse side)

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